UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

AMENDMENT NO. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31656 (Commission File Number)	No. 77-0411346 (I.R.S. Employer Identification No.)

46335 Landing Parkway, Fremont, CA 94538
(Address of principal executive offices) (Zip Code)

(510) 933-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is being filed to amend the Form 8-K filed by the registrant on August 19, 2014 to:
(1)	Include the additional information in Item 7.01 below under the headings "Additional Information" and "Certain Information Regarding Participants"; and

(2)	Properly "tag" the filing as soliciting material pursuant to Rule 14a-12, so that the filing appears as both an 8-K and a DEFA14A filing on the Securities and Exchange Commission's EDGAR website.

Item 7.01 Regulation FD Disclosure
On August 19, 2014, the registrant's chief executive officer and chief financial officer met with several existing and potential investors and used the presentation materials furnished as Exhibit 99.1 to this report.
Additional Information
The registrant, Oplink Communications, Inc. ("Oplink") plans to file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies by Oplink. Promptly after filing any definitive proxy statement with the SEC, Oplink mail the definitive proxy statement and a WHITE proxy card to each Oplink stockholder entitled to execute, withhold or revoke proxies relating to the proxy solicitation. OPLINK STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Oplink through the website maintained by the SEC at www.sec.gov, and at the company's website at www.oplink.com.
Certain Information Regarding Participants
Oplink and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Oplink stockholders in connection with the proxy solicitation by Oplink. Stockholders may obtain information regarding the names, affiliations and interests of Oplink's directors and executive officers in Oplink's Annual Report on Form 10-K for the year ended June 30, 2013, which was filed with the SEC on September 13, 2013, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending June 30, 2014, filed on November 8, 2013, February 7, 2014 and May 9, 2014, respectively, and its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on October 1, 2013. To the extent holdings of Oplink's securities have changed since the amounts printed in the proxy statement for the 2013 Annual Meeting, such changes have been or will be reflected on the Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any solicitation of proxies and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov, and at the company's website at www.oplink.com.
Item 9.01 Financial Statements and Exhibits

(c) Exhibits
99.1 Investor presentation August 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No.1 to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: August 27, 2014	/s/ Stephen M. Welles Stephen M. Welles Sr. VP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor presentation dated August 19, 2014